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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): MARCH 14, 2003

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-30045                 38-3518829
(State or other jurisdiction     (Commission File            (IRS Employer
      of incorporation)               Number)              Identification No.)


  2711 E. JEFFERSON AVE.
  DETROIT, MICHIGAN 48207                                  (313)-567-4348
   (Address of principal                               (Registrant's telephone
    executive offices)                              number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 9. REGULATION FD DISCLOSURE.


On March 14, 2003 Catuity filed its "Appendix 4B - Half Yearly/Preliminary Final Report" with the Australian Stock Exchange (ASX) pursuant to ASX listing requirements. Interested parties may view the filing at www.asx.com Once at the ASX website, enter the ASX Catuity stock code "CAT" under Company Announcements and click on "go" to view the filing.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CATUITY INC.
                                       (Registrant)


                              By:  /s/ John H. Lowry
                                   ---------------------------------------
                                       John H. Lowry
                                       Senior Vice President,
                                       Chief Financial Officer & Secretary

Date:  March 14, 2003


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